EXHIBIT 23

                     CONSENT OF BEARD MILLER COMPANY L.L.P.
                              INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statements (on form S-3 and Form S-8) of Juniata Valley Financial Corp. of our report dated January 17, 2003, with respect to the consolidated financial statements of Juniata Valley Financial Corp. incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2002.


                                                     BEARD MILLER COMPANY LLP


Harrisburg, Pennsylvania
March 27, 2003